UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2020

MP MATERIALS CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39277	84-4465489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 Via Austi Parkway, Suite 450 Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(702) 844-6111

(Registrant’s Telephone Number, Including Area Code)

Fortress Value Acquisition Corp.

1345 Avenue of the Americas

46th Floor

New York, New York 10105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	MP	New York Stock Exchange
Warrants to purchase MPMC Class A Common Stock	MPWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On November 17, 2020, MP Materials Corp., formerly known as Fortress Value Acquisition Corp. (the “Company” or “MPMC” or, prior to the consummation of the Business Combination (as defined below), “FVAC”), consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of July 15, 2020, as amended on August 26, 2020, the “Merger Agreement,” by and among FVAC, FVAC Merger Corp. I, a Delaware corporation and a direct, wholly-owned subsidiary of FVAC (“MPMO Merger Corp.”), FVAC Merger LLC II, a Delaware limited liability company that is treated as a corporation for U.S. federal income tax purposes and a direct, wholly-owned subsidiary of FVAC (“SNR Merger Company”), FVAC Merger LLC III, a Delaware limited liability company and a direct wholly-owned subsidiary of FVAC (“MPMO Merger LLC”), FVAC Merger LLC IV, a Delaware limited liability company and a direct wholly-owned subsidiary of FVAC (“SNR Merger LLC” and, together with MPMO Merger Corp., SNR Merger Company and MPMO Merger LLC, the “Merger Subs”), MP Mine Operations LLC, a Delaware limited liability company (“MPMO”) and Secure Natural Resources LLC, a Delaware limited liability company (“SNR” and, together with MPMO, each a “Selling Company” and collectively, the “Selling Companies”). Pursuant to the Merger Agreement, among other things, the Selling Companies became indirect wholly-owned subsidiaries of FVAC. In connection with the completion of the Business Combination, the Company changed its name from Fortress Value Acquisition Corp. to MP Materials Corp. The above description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not defined in this Current Report on Form 8-K have the same meaning as set forth in the Proxy Statement/Consent Solicitation/Prospectus filed with the U.S. Securities and Exchange Commission (“SEC”) on October 27, 2020 (the “Proxy Statement/Consent Solicitation/Prospectus”).

Item 1.01	Entry into a Material Definitive Agreement.

To the extent required by Item 1.01 of Form 8-K, the disclosures contained in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As indicated in the Introductory Note above, the Company completed the Business Combination with the Selling Companies on November 17, 2020, in accordance with the terms of the Merger Agreement.

In accordance with the Merger Agreement, among other things, (a) the Selling Companies, prior to the consummation of the transactions contemplated by the Merger Agreement, completed a reorganization (the “Pre-Closing Reorganization”), pursuant to which, among other things, (i) an affiliate of an MPMO equityholder formed a new Delaware corporation (“MPMO HoldCo”), and SNR formed a new Delaware limited liability company that is treated as a corporation for U.S. federal income tax purposes (“SNR HoldCo”), (ii) each of MPMO HoldCo and SNR HoldCo formed wholly-owned subsidiaries, MPMO Transition Sub, LLC and SNR Transition Sub, LLC, respectively, and (iii) each of MPMO and SNR merged with MPMO Transition Sub, LLC and SNR Transition Sub, LLC, respectively, with MPMO and SNR as the surviving company of each merger and becoming wholly-owned subsidiaries of MPMO HoldCo and SNR HoldCo, respectively, (b) through two consecutive mergers constituting part of the same overall transaction, MPMO Merger Corp. , merged with and into MPMO HoldCo, with MPMO HoldCo being the surviving corporation, and immediately thereafter MPMO HoldCo merged with and into MPMO Merger LLC, with MPMO Merger LLC being the surviving company (such mergers, the “MPMO Mergers”) and (c) through two consecutive mergers constituting part of the same overall transaction, SNR Merger Company merged with and into SNR HoldCo, with SNR HoldCo being the surviving company, and immediately thereafter SNR HoldCo merged with and into SNR Merger LLC, with SNR Merger LLC being the surviving company (such mergers, the “SNR Mergers”, and together with the MPMO Mergers and the other transactions and ancillary agreements contemplated by the Merger Agreement, the “Business Combination”).

On November 17, 2020, immediately prior to the consummation of the Business Combination and pursuant to the Parent Sponsor Warrant Exchange Agreement, entered into by the Company and the Sponsor on July 15, 2020, the Sponsor exchanged all 5,933,333 of its Private Placement Warrants (the “Private Placement Warrants”) for an aggregate of 890,000 shares of FVAC Class F common stock that, upon the consummation of the Business Combination, were converted into FVAC Class A common stock (which is not subject to vesting or forfeiture restrictions under the Parent Sponsor Letter Agreement) (which, after the consummation of the Business Combination is referred to as “MPMC Class A Common Stock”). For a more detailed discussion, see the section entitled “Related Agreements - Parent Sponsor Warrant Exchange Agreement” beginning on page 143 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

On November 17, 2020, in connection with the consummation of the Business Combination, the Company issued, in a private placement transaction (the “PIPE Financing”), an aggregate of 20,000,000 shares of MPMC Class A Common Stock for an aggregate purchase price of $200,000,000, to the PIPE Investors pursuant to the terms of respective Subscription Agreements entered into separately between the Company and each PIPE Investor, each dated July 15, 2020 (collectively, the “Subscription Agreements”). For a more detailed discussion, see the section entitled “Related Agreements - Subscription Agreements” beginning on page 143 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

At the consummation of the Business Combination, the Company and the A&R RRA Parties entered into the Second Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the A&R RRA Parties and their permitted transferees are entitled to, among other things, customary registration rights, including demand, piggy-back and shelf registration rights, subject to cut-back provisions. The A&R RRA Parties have agreed in the Registration Rights Agreements not to sell, transfer, pledge or otherwise dispose of shares of MPMC Class A common stock they hold or receive for certain time periods, subject to certain exceptions specified therein. Pursuant to the terms of the Registration Rights Agreement, the Company is obligated to file a shelf registration statement on Form S-3, or Form S-1 if unavailable, and may be required to register up to approximately 98,558,548 shares of MPMC Class A Common Stock (excluding Vesting Shares and Earnout Shares). For a more detailed discussion, see the section entitled “Related Agreements - Amended and Restated Registration Rights Agreement” beginning on page 144 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

Certain affiliates, officers and directors of the Company had material relationships with FVAC and the Selling Companies prior to the consummation of the Business Combination, as described in the Proxy Statement/Consent Solicitation/Prospectus in the sections entitled “Certain Relationships and Related Transactions - FVAC” beginning on page 288, “Certain Relationships and Related Transactions - Companies” beginning on page 289,and “Certain Relationships and Related Transactions - MPMC” beginning on page 295, each of which sections is incorporated herein by reference.

On November 17, 2020, in connection with the consummation of the Business Combination, the Company amended and restated the FVAC amended and restated certificate of incorporation (such FVAC amended and restated certificate of incorporation, the “FVAC Charter” and, such second amended and restated certificate of incorporation, the “Second Amended and Restated Charter”) to:

a)	change the name of the Company from “Fortress Value Acquisition Corp.” to “MP Materials Corp.”

b)

increase the total number of authorized shares of all classes of capital stock from 221,000,000 shares to 500,000,000, consisting of (i) 450,000,000 shares of the MPMC Class A Common Stock and (ii) 50,000,000 shares of preferred stock;

c)

provide for the board of directors of MPMC to be divided into three classes, with only one class of directors being elected each year and members of each class (except for those directors appointed to Class I and Class II in connection with the Business Combination) serving a three-year term;

d)

remove or amend those provisions of the FVAC Charter which terminated or otherwise ceased to be applicable following the completion of the Business Combination, including removal of certain provisions relating to the Company’s prior status as a blank check company and the Company’s Class F Common Stock that no longer apply;

e)

provide that the Company will not be governed by Section 203 of the Delaware General Corporation Law (“DGCL”) and included a provision that is substantially similar to Section 203 of the DGCL, but excludes the Sponsor, JHL Capital Group and any Exempt Transferee (as defined in the Second Amended and Restated Charter) and their respective affiliates or successors or any “group”, or any member of any such group, to which such persons are a party from the definition of “interested stockholder,” and to make certain related changes;

f)

to provide that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain stockholder litigation other than with respect to any complaint asserting a cause of action arising under the United States federal securities laws for which the federal courts of the United States of America will be the exclusive jurisdiction to the fullest extent permitted by law; and

g)

require that any amendments relating to Article V (Board of Directors) of the Second Amended and Restated Charter may only be amended, in addition to any vote required by applicable law, by the affirmative vote of the holders of at least 66.7% of the voting power of all the then-outstanding shares of stock of MPMC entitled to vote in the election of directors, voting together as a single class.

Following the completion of the PIPE Financing and the Business Combination, there were 155,920,632 shares of MPMC Class A Common Stock outstanding. Immediately following the completion of such transactions, the Company’s share capital consisted of: (A) 91,941,481 shares of MPMC Class A Common Stock issued to the unitholders of the Selling Companies’ in the Business Combination, (B) 9,515,000 shares of MPMC Class A Common Stock issued to the Sponsor and Insiders following the automatic conversion of an equivalent number of shares of FVAC Class F common stock pursuant to the terms of the FVAC Charter, (C) 20,000,000 shares of MPMC Class A Common Stock issued pursuant to the Subscription Agreements and, (D) 34,464,151 shares of MPMC Class A Common Stock, representing outstanding shares held by the Company’s public stockholders and not redeemed in connection with the Business Combination and (E) 11,499,971 outstanding warrants to purchase one share of MPMC Class A Common Stock for $11.50 per share.

The issuance of the shares of MPMC Class A Common Stock to the unitholders of the Selling Companies was registered with the SEC on the registration statement on Form S-4 filed with the SEC (File No. 333-248433) (as amended, the “Registration Statement”) and effective on October 27, 2020. The issuance of the shares of MPMC Class A Common Stock to holders of equity awards issued under the MP Materials Corp. 2020 Stock Incentive Plan (the “Incentive Plan”) will be registered with the SEC on a registration statement on Form S-8. The Company has agreed in the Registration Rights Agreement to file a registration statement in respect of shares of MPMC Class A Common Stock held by the parties to the Registration Rights Agreement with the SEC on a registration statement on Form S-3, or Form S-1 if Form S-3 is not available, as soon as practicable but in no event later than fifteen business days following the completion of the Business Combination.

The foregoing descriptions of the Subscription Agreements, the Registration Rights Agreement, and the Second Amended and Restated Charter do not purport to be complete and are subject to and qualified in their entirety by reference to the Subscription Agreements, the Registration Rights Agreement, and the Second Amended and Restated Charter, copies of which are included as Exhibits 10.1, 10.6 and 3.1, respectively, of this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure concerning the shares of MPMC Class A Common Stock issued upon the automatic conversion of FVAC Class F common stock, the Private Placement Warrants and the shares of MPMC Class A Common Stock issued pursuant to the Subscription Agreements in connection with the PIPE Financing contained in the section of the Proxy Statement/Consent Solicitation/Prospectus entitled, respectively, “Description of Securities - Authorized and Outstanding Stock- Common Stock”, “- Warrants” beginning on page 251 and page 255, respectively, are incorporated herein by reference. The shares of MPMC Class A Common Stock issued upon the automatic conversion of FVAC Class F common stock, the Private Placement Warrants and the shares of MPMC Class A Common Stock issued pursuant to the Subscription Agreements in connection with the PIPE Financing, have not been registered under the Securities Act, and were issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering without any form of general solicitation or general advertising.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosures concerning material modifications to the Company’s organizational documents contained in the Proxy Statement/Consent Solicitation/Prospectus in the sections entitled “Proposals No. 2 Through 7 - The Charter Proposals” and “Proposal No. 9 - The Director Election Proposal” beginning on page 302 are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The disclosures in Item 2.01 and Item 5.02 of this Current Report on Form 8-K are incorporated herein by reference. As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change of control of the Company has occurred.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective as of the consummation of the Business Combination on November 17, 2020, each executive officer of FVAC resigned from such position and James H. Litinsky became the Company’s Chairman and Chief Executive Officer, Michael Rosenthal became the Company’s Chief Operating Officer, Ryan Corbett became the Company’s Chief Financial Officer and Sheila Bangalore became the Company’s Chief Strategy Officer, General Counsel and Secretary. Biographical information for the newly appointed officers is included in the section entitled “Management of the Companies” beginning on page 213 of the Proxy Statement/Consent Solicitation/Prospectus, which information is incorporated herein by reference. There are no family relationships among the executive officers or directors of the Company and none of the executive officers has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Effective as of the consummation of the Business Combination, 9,653,671 shares of MPMC Class A Common Stock, which represents 6.0% of the issued and outstanding shares of MPMC Class A common stock, on a fully diluted basis, immediately following consummation of the Business Combination have been reserved for issuance under the Incentive Plan, which Incentive Plan was approved by the FVAC board of directors and the Company’s stockholders in connection with the Business Combination. The following paragraphs provide a summary of certain terms of the Incentive Plan. The Incentive Plan is set forth in its entirety as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

The purposes of the Incentive Plan are: (a) to align the interests of the Company’s shareholders and recipients of awards under the Incentive Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (b) to advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors, consultants, independent contractors and agents; and (c) to motivate such persons to act in the long-term best interests of the Company and its shareholders. Under the Incentive Plan, the Company may grant: (i) non-qualified stock options; (ii) “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code); (iii) stock appreciation rights; (iv) restricted stock, restricted stock units and other stock awards; and (v) performance awards.

Mr. Litinsky, Mr. Rosenthal, Mr. Corbett, and Ms. Bangalore will be entitled to participate in the Incentive Plan, as determined by the Compensation Committee of the Board. Under the terms of employment agreements entered into by MPMO with Mr. Rosenthal, Mr. Corbett, and Ms. Bangalore, they were each entitled to an equity incentive award upon the consummation of the Business Combination, as described in the Proxy Statement/Consent Solicitation/Prospectus in Proposal No. 10: The Incentive Plan Proposal. The employment agreements with Mr. Rosenthal, Mr. Corbett, and Ms. Bangalore are set forth in their entirety as Exhibits 10.10, 10.11 and 10.12 to this Current Report on Form 8-K and are incorporated herein by reference. For a more detailed discussion, see the section entitled “Executive Compensation - Companies - 2020 Executive Compensation - Employment Agreements and Other Arrangements with Executive Officers” beginning on page 242 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

Effective as of the consummation of the Business Combination, Joshua A. Pack, R. Edward Albert III, Daniel N. Bass, Micah B. Kaplan, Aaron F. Hood and Carmen A. Policy resigned from the FVAC board of directors and the size of the Company’s board of directors was increased from five to seven. In connection with the Business Combination, the FVAC Charter was amended and restated to provide for a classified board of directors, with two directors in Class I, three directors in Class II and two directors in Class III, with only one class of directors being elected in each year. On November 17, 2020, the Company’s stockholders elected James H. Litinsky and Andrew A. McKnight to serve as Class I Directors, Maryanne R. Lavan, General (Retired) Richard B. Myers, and Connie K. Duckworth to serve as Class II Directors and Randall Weisenburger and Daniel Gold to serve as Class III directors.

Randall Weisenburger, Connie K. Duckworth, and Maryanne R. Lavan were appointed as members of the Audit Committee after the Business Combination. Randall Weisenburger was appointed as chair of the Audit Committee.

Andrew A. McKnight, Randall Weisenburger, and Daniel Gold were appointed as members of the Compensation Committee after the Business Combination and Andrew A. McKnight was appointed as chairman of the Compensation Committee.

Connie K. Duckworth, General (Retired) Richard B. Myers, and Maryanne R. Lavan were appointed as members of the Nominating and Governance Committee after the Business Combination and Connie K. Duckworth was appointed as chairman of the Nominating and Governance Committee.

Biographical information for the newly appointed directors is included in the section entitled “Management After the Business Combination” beginning on page 246 of the Proxy Statement/Consent Solicitation/Prospectus, which information is incorporated herein by reference. The Company expects to provide compensation to its non-employee directors for their services. This compensation will be reported in the Company’s reports pursuant to the Exchange Act as required by the Exchange Act and regulations promulgated thereunder. In connection with the Business Combination, the Company executed indemnification agreements with each of its directors and executive officers. The form of these indemnification agreements is attached as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

To the extent required by Item 5.02(e) of Form 8-K, the disclosures in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference. For a discussion of the Incentive Plan adopted by the Company in connection with the Business Combination, please refer to the section entitled “Proposal No. 10 - The Incentive Plan Proposal” commencing on page 313 of the Proxy Statement/Consent Solicitation/Prospectus, which information is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The disclosure contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 17, 2020, FVAC and the Selling Companies issued a joint press release announcing the Closing of the Business Combination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 15, 2020, by and among Fortress Value Acquisition Corp., FVAC Merger Corp. I, FVAC Merger LLC II, FVAC Merger LLC III, FVAC Merger LLC IV, MP Mine Operations LLC and Secure Natural Resources LLC (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 15, 2020).

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 26, 2020, by and among Fortress Value Acquisition Corp., FVAC Merger Corp. I, FVAC Merger LLC II, FVAC Merger LLC III, FVAC Merger LLC IV, MP Mine Operations LLC and Secure Natural Resources LLC (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 27, 2020).

3.1	Second Amended and Restated Certificate of Incorporation of Fortress Value Acquisition Corp.*

3.2	Amended and Restated Bylaws of MP Materials Corp.*

10.1	Form of Subscription Agreement (incorporated herein by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 27, 2020).

10.2	MPMO Support Agreement, dated as of July 15, 2020, by and among Fortress Value Acquisition Corp. and MP Mine Operations LLC (incorporated herein by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 27, 2020).

10.3	SNR Support Agreement, dated as of July 15, 2020, by and among Fortress Value Acquisition Corp. and MP Mine Operations LLC (incorporated herein by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 27, 2020).

10.4	Parent Sponsor Warrant Exchange Agreement, dated as of July 15, 2020, by and among Fortress Value Acquisition Corp., Fortress Acquisition Sponsor LLC and the other parties thereto (incorporated herein by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 27, 2020).

10.5	Parent Sponsor Letter Agreement, dated as of July 15, 2020, by and among Fortress Value Acquisition Corp., Fortress Acquisition Sponsor LLC and the other parties thereto (originally entered into on July 15, 2020 and amended and restated on August 26, 2020, incorporated herein by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 27, 2020).

10.6	Amended and Restated Registration Rights Agreement, dated November 17, 2020, by and between Fortress Value Acquisition Corp. and the restricted stockholders.*

10.7	MP Materials Corp. 2020 Stock Incentive Plan.*#

10.8	Form of Indemnification Agreement.*#

10.9	Employment Agreement, dated August 7, 2020, by and between MP Materials Corp. and James H. Litinsky.*#

10.10	Employment Agreement, dated July 1, 2020, by and between MP Materials Corp. and Michael Rosenthal.*#

10.11	Employment Agreement, dated July 13, 2020, by and between MP Materials Corp. and Ryan Corbett.*#

10.12	Employment Agreement, dated July 13, 2020, by and between MP Materials Corp. and Sheila Bangalore.*#

10.13	Amended and Restated Offtake Agreement, dated as of May 19, 2020, between MPMO and Shenghe Resources (Singapore) (incorporated herein by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-4/A filed with the SEC on August 27, 2020).+

99.1	Press Release dated November 17, 2020.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith
+	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item (601)(b)(10).
#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2020	MP Materials Corp.

	By:	/s/ Ryan Corbett
Ryan Corbett Chief Financial Officer